UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 13, 2012

JAZZ PHARMACEUTICALS PUBLIC LIMITED COMPANY

(Exact name of registrant as specified in its charter)

Ireland	001-33500	98-1032470
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

45 Fitzwilliam Square

Dublin 2, Ireland

(Address of principal executive offices, including zip code)

011-353-1-634-4183

(Registrant’s telephone number, including area code)

Azur Pharma Public Limited Company

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.

Escrow Agreement

The information set forth under Item 2.01 below concerning the entry into the Escrow Agreement (the “Escrow Agreement”) made and entered into as of January 18, 2012, by and among Jazz Pharmaceuticals public limited company, a public limited company formed under the laws of Ireland (formerly named Azur Pharma Public Limited Company) (“Azur Pharma” or the “Company”), Jazz Pharmaceuticals, Inc., a Delaware corporation (“Jazz Pharmaceuticals”), Seamus Mulligan, as representative of certain historic shareholders of Azur Pharma, and Deutsche Bank National Trust Association (“Deutsche Bank”), as escrow agent, is incorporated by reference in response to this item.

Indemnification Agreements

On January 13, 2012, the Azur Pharma board of directors approved the form of indemnification agreement (the “Indemnification Agreement”) to be entered into on or after the effective time of the Merger (as defined in Item 2.01 below) between the Company and its directors, executive officers and certain other of its officers and employees. The Indemnification Agreement requires the Company, under the circumstances and to the extent provided for therein, to indemnify such persons to the fullest extent permitted by applicable law against certain expenses and other amounts incurred by any such person as a result of such person being made a party to certain actions, suits, proceedings and other actions by reason of the fact that such person is or was a director, officer, employee, consultant, agent or fiduciary of the Company or any of its subsidiaries or other affiliated enterprises. The rights of each person who is a party to an Indemnification Agreement are in addition to any other rights such person may have under the Company’s Memorandum and Articles of Association, the Companies Acts 1963 to 2009 of Ireland, any other agreement, a vote of the shareholders of the Company, a resolution of directors of the Company or otherwise. The foregoing is only a brief description of the Indemnification Agreement, does not purport to be a complete description of the rights and obligations of the parties thereunder and is qualified in its entirety by reference to the form of Indemnification Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Registration Rights Agreement.

On January 13, 2012, Azur Pharma entered into a registration rights agreement (the “Registration Rights Agreement”) with the holders of the Company’s ordinary shares as of that date, including Seamus Mulligan, a director of the Company (the “Rights Parties”). Pursuant to the Registration Rights Agreement, the Company agreed to register for resale under the Securities Act of 1933, as amended (the “Securities Act”), the ordinary shares of the Company held by the Rights Parties (or their permitted transferees) on the date of the closing of the Merger (as defined below), immediately after giving effect to such closing (such shares, the “Registrable Shares”). Under the Registration Rights Agreement, the Company agreed to file a shelf registration statement with the Securities and Exchange Commission (the “Commission”) covering the resale of all of the Registrable Shares as soon as reasonably practicable following the closing of the Merger and to keep such registration statement continuously effective under the Securities Act until the earlier of such time as all of the Registrable Shares are publicly resold or the registration rights of the Rights Parties expire under the Registration Rights Agreement. Under the Registration Rights Agreement, holders of Registrable Shares will be entitled to sell Registrable Shares in underwritten public offerings provided that the aggregate amount of Registrable Shares to be offered and sold in any underwritten public offering represent not less than 5% of the Company’s ordinary shares outstanding at such time or are reasonably expected to result in aggregate gross proceeds of not less than $50 million, subject to the Company’s ability to defer effecting such an underwritten public offering under certain circumstances. The Company has agreed to pay all of its expenses relating to any registrations and permitted underwritten public offerings under the Registration Rights Agreement and certain legal expenses of the Rights Parties up to $50,000 (but not any underwriting discounts or commissions). The Registration Rights Agreement also provides for cross-indemnification for some liabilities, including liabilities arising under the Securities Act. The foregoing is only a brief description of the Registration Rights Agreement, does not purport to be a complete description of the rights and obligations of the parties thereunder and is qualified in its entirety by reference to the Registration Rights Agreement, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 2.01. Completion of Acquisition or Disposition of Assets.

On January 18, 2012, the businesses of Azur Pharma and Jazz Pharmaceuticals were combined in a stock transaction in which (i) Azur Pharma effectuated a restructuring and (ii) Jaguar Merger Sub Inc., a Delaware corporation and wholly-owned subsidiary of Azur Pharma (“Merger Sub”), merged with and into Jazz Pharmaceuticals (the “Merger”), with Jazz Pharmaceuticals as the surviving corporation in the Merger as a wholly-owned subsidiary of the Company. In connection with consummation of the Merger, Azur Pharma changed its name to Jazz Pharmaceuticals public limited company.

At the effective time of the Merger: (i) each share of Jazz Pharmaceuticals common stock then issued and outstanding was canceled and automatically converted into and became the right to receive one ordinary share of the Company; (ii) each then outstanding option under Jazz Pharmaceuticals’ equity incentive plans was converted into an option to subscribe for, on substantially the same terms and conditions as were applicable under such option before the effective time of the Merger, the number of the Company’s ordinary shares equal to the number of shares of Jazz Pharmaceuticals common stock subject to such option immediately prior to the effective time, at an exercise price per ordinary share equal to the exercise price per share of the Jazz Pharmaceuticals common stock otherwise purchasable pursuant to such option; (iii) each other stock award that was then outstanding under Jazz Pharmaceuticals’ equity incentive plans was converted into a right to receive, on substantially the same terms and conditions as were applicable under such stock award before the effective time of the Merger, the number of the Company’s ordinary shares equal to the number of shares of Jazz Pharmaceuticals common stock subject to such stock award immediately prior to the effective time; and (iv) each outstanding warrant to acquire Jazz Pharmaceuticals common stock was converted into a warrant to subscribe for, on substantially the same terms and conditions as were applicable under such warrant before the effective time of the Merger (subject only to certain modifications required by the Company’s Memorandum and Articles of Association and the Irish Companies Acts 1963–2009), the number of the Company’s ordinary shares equal to the number of shares of the Jazz Pharmaceuticals common stock subject to such warrant immediately prior to the effective time, at an exercise price per ordinary share equal to the exercise price per share of Jazz Pharmaceuticals common stock otherwise purchasable pursuant to such warrant. As a result, upon consummation of the Merger and the issuance of ordinary shares of the Company in exchange for the cancelled shares of Jazz Pharmaceuticals common stock, the former security holders of Jazz Pharmaceuticals own slightly under 80% of the fully-diluted share capital of the Company, and Azur Pharma’s historic shareholders own slightly over 20% of the fully-diluted share capital of the Company.

The foregoing is only a brief description of the business combination, does not purport to be complete and is qualified in its entirety by reference to the Agreement and Plan of Merger and Reorganization (the “Merger Agreement”) by and among Azur Pharma, Merger Sub, Jazz Pharmaceuticals and Seamus Mulligan, solely in his capacity as the representative for the Azur Pharma security holders, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated by reference herein, and to the description of the Merger Agreement included under the heading “Agreement and Plan of Merger and Reorganization” in Jazz Pharmaceuticals’ definitive proxy statement on Schedule 14A, filed with the Commission on November 10, 2011 (the “Proxy Statement/Prospectus”).

On January 18, 2012, in connection with the consummation of the Merger, the parties to the Escrow Agreement entered into the Escrow Agreement, which provides for, among other things, the deposit into an escrow account by the historic Azur Pharma shareholders of 10% of the ordinary shares of the Company that were outstanding immediately prior to the consummation of the Merger (or at the election of each such shareholder, cash with equivalent value of such shares), to serve as security for the indemnification obligations of such shareholders pursuant to the Merger Agreement. The shareholders owning ordinary shares subject to such escrow have the right to vote the escrowed ordinary shares and to receive all dividends on the escrowed ordinary shares, other than certain dividends paid in additional shares of capital of the Company. Any shares of the Company issuable in respect of or in exchange for any escrowed ordinary shares, whether by way of share splits, dividends, or otherwise, will be issued in the name of the escrow agent and held under the escrow agreement, subject to certain exceptions. The shareholders owning ordinary shares subject to such escrow are also entitled to remove their ordinary shares from the escrow account provided they replace the removed ordinary shares with cash having an equivalent value. Deutsche Bank, as escrow agent, is permitted to sell ordinary shares held in the escrow account for the purpose of satisfying indemnification claims that may arise from time to time upon receipt of proper instructions and direction pursuant to the terms of the escrow agreement. Subject to the existence of any pending claims, ordinary shares retained in the escrow account as of July 18, 2013, the termination date for the escrow, will be released to the respective owners thereof. If there are unresolved indemnification claims as of the termination date, Deutsche Bank will retain a number of ordinary shares in escrow having a value sufficient to cover the amount of such pending claims until such claims are resolved. Deutsche Bank may not sell or otherwise dispose of ordinary shares held in the escrow account other than as described above or pursuant to joint written instructions of Jazz Pharmaceuticals and Seamus Mulligan, as indemnitors’ representative. The foregoing is only a brief description of the Escrow Agreement, does not purport to be complete and is qualified in its entirety by reference to the Escrow Agreement, a copy of which is filed as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated by reference herein, and to the description of the Escrow Agreement included under the heading “Other Related Agreements—The Escrow Agreement” in the Proxy Statement/Prospectus.

Item 3.03. Material Modification to Rights of Security Holders.

The Memorandum and Articles of Association for the Company were amended and restated as of January 18, 2012. The Memorandum and Articles of Association as amended and restated are filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated by reference herein.

As a consequence of the amendment and restatement of the Memorandum and Articles of Association, the rights of the holders of the ordinary shares, nominal value $0.0001 per share, of the Company were modified. A description of the share capital of the Company, after giving effect to the amendment and restatement, and the resulting rights of the holders of ordinary shares, is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 4.01. Change in Registrant’s Certifying Accountant.

For accounting purposes, the business combination described in Item 2.01 of this Current Report on Form 8-K is treated as a “reverse acquisition” of Azur Pharma by Jazz Pharmaceuticals, which is considered the accounting acquirer. As a result of the transaction being a reverse acquisition, the Jazz Pharmaceuticals financial statements became the historical financial statements of the Company, and the Company’s future filings with the Commission will reflect Jazz Pharmaceuticals’ historical financial condition and results of operations shown for comparative purposes. Prior to consummation of the Merger, Jazz Pharmaceuticals’ historical financial statements were audited by Ernst & Young LLP, and Azur Pharma’s historical financial statements were audited by the Dublin, Ireland office of KPMG.

Dismissal of Independent Registered Public Accounting Firm

As an Irish company, the Company’s statutory auditor is required under the Irish Companies Act 1963-2009 to be based in Ireland. In addition, the Company determined that its independent registered public accountants, which audit its financial statements to be filed with the Commission, should be based in Ireland. In order to implement this decision, on January 13, 2012, in connection with but prior to consummation of the Merger, the board of directors of Azur Pharma, in consultation with the Audit Committee of the board of directors of Jazz Pharmaceuticals, approved the engagement of KPMG, Dublin as the Company’s independent registered public accountants to audit the financial statements of the Company and its consolidated subsidiaries for the fiscal year ending December 31, 2012, such engagement to be effective upon consummation of the Merger. As a consequence of the Merger and such engagement, Jazz Pharmaceuticals became a wholly-owned subsidiary of the Company, and Ernst &Young LLP will no longer audit the Jazz Pharmaceuticals financial statements for periods after December 31, 2011. Ernst &Young LLP remains as the independent registered public accountants of the Company’s subsidiary, Jazz Pharmaceuticals, for the year ended December 31, 2011. It is anticipated that the Audit Committee of the Company’s board of directors will dismiss Ernst &Young LLP as the independent registered public accountants of Jazz Pharmaceuticals following the delivery by Ernst &Young LLP of its audit report for the Jazz Pharmaceuticals financial statements for the year ended December 31, 2011.

Ernst &Young LLP audited the Jazz Pharmaceuticals financial statements for the fiscal years ended December 31, 2009 and 2010, and it continues to be engaged as the independent registered public accounting firm for Jazz Pharmaceuticals for the fiscal year ended December 31, 2011. For the fiscal years ended December 31, 2009 and 2010, no report by Ernst &Young LLP on the Jazz Pharmaceuticals financial statements contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal years ended December 31, 2009, 2010 and 2011 and the subsequent interim period through January 18, 2012, (i) there have been no disagreements with Ernst &Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Ernst &Young LLP’s satisfaction, would have caused Ernst &Young LLP to make reference to the subject matter of the disagreement in connection with its report, and (ii) there were no reportable events of the type described in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided Ernst &Young LLP with a copy of the disclosures contained in this Item 4.01 and requested that Ernst &Young LLP furnish a letter addressed to the Commission stating whether it agreed with those disclosures. A copy of such letter, dated January 18, 2012, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Engagement of a New Independent Registered Public Accounting Firm

As noted above, in order to implement the Company’s decision to engage KPMG as its independent registered public accountants, on January 13, 2012, in connection with but prior to consummation of the Merger, the Azur Pharma board of directors, in consultation with the Audit Committee of the board of directors of Jazz Pharmaceuticals, approved the engagement of KPMG as the Company’s independent registered public accountants to audit the financial statements of the Company and its consolidated subsidiaries for the year ended December 31, 2012, such engagement to be effective upon consummation of the Merger. KPMG continues to be statutory auditor of the Company.

Prior to the transaction, KPMG served as the statutory auditor and the independent registered public accountants of Azur Pharma. During the fiscal years ended December 31, 2010 and 2011, and during the subsequent interim period through January 18, 2012, neither Jazz Pharmaceuticals (as accounting acquirer and predecessor of the Company) nor anyone acting on its behalf consulted KPMG regarding (i) either: the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and either a written report was provided or oral advice was provided that the new accountant concluded was an important factor in reaching a decision as to the accounting, auditing or financial reporting issue, or (ii) any other matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K, or a reportable event of the type described in Item 304(a)(1)(v) of Regulation S-K.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Directors and Certain Officers

Pursuant to the terms of the Merger Agreement, effective upon consummation of the Merger on January 18, 2012, Seamus Mulligan resigned as Azur Pharma’s Chief Executive Officer, David Brabazon resigned as Azur Pharma’s Chief Financial Officer and Brian McKiernan and Anthony Tebbutt each resigned as a member of Azur Pharma’s board of directors. Seamus Mulligan did not resign from Azur Pharma’s board of directors and remains a member of the Company board of directors following consummation of the Merger.

Appointment of Certain Officers

Effective upon consummation of the Merger on January 18, 2012, Bruce C. Cozadd was appointed Chairman and Chief Executive Officer, Kathryn E. Falberg was appointed Senior Vice President and Chief Financial Officer and Karen J. Wilson was appointed Vice President, Finance (principal accounting officer) of the Company.

The following is a brief biographical summary for each of Mr. Cozadd, Ms. Falberg and Ms. Wilson:

Bruce C. Cozadd, age 48, was a co-founder and has served as Jazz Pharmaceuticals’ Chairman and Chief Executive Officer since April 2009. From 2003 until 2009, he served as Jazz Pharmaceuticals’ Executive Chairman. From 1991 until 2001, he held various positions with ALZA Corporation, a pharmaceutical company now owned by Johnson & Johnson, most recently as its Executive Vice President and Chief Operating Officer, with responsibility for research and development, manufacturing and sales and marketing. Previously at ALZA Corporation he held the roles of Chief Financial Officer and Vice President, Corporate Planning and Analysis. He serves on the boards of Cerus Corporation, a biopharmaceutical company, Threshold Pharmaceuticals, a biotechnology company, and The Nueva School and Stanford Hospital and Clinics, both non-profit organizations. He received a B.S. from Yale University and an M.B.A. from the Stanford Graduate School of Business.

Kathryn E. Falberg, age 51, has served as Jazz Pharmaceuticals’ Senior Vice President and Chief Financial Officer since December 2009. From 1995 through 2001, Ms. Falberg was with Amgen, Inc., where she served as Senior Vice President Finance, Strategy and Chief Financial Officer, and before that as Vice President, Controller and Chief Accounting Officer, and Vice President, Treasurer. From 2003 to 2008, Ms. Falberg was President of Canyon Capital & Consulting, a private investment and consulting firm, where she worked with a number of smaller companies while also serving as a corporate director and audit committee chair for several companies, and from February 2009 to November 2009, she was Chief Financial Officer and Chief Operating Officer at ARCA biopharma, Inc., a biopharmaceutical company. Ms. Falberg received an M.B.A. and B.A. in Economics from the University of California, Los Angeles and is a Certified Public Accountant. Ms. Falberg currently serves on the boards, and is chair of the audit committees, of biopharmaceutical companies Halozyme Therapeutics and QLT, Inc.

Karen J. Wilson, age 48, joined Jazz Pharmaceuticals as Vice President of Finance in February 2011, and was appointed Principal Accounting Officer in March 2011. From 2009 to January 2011, she served as Vice President of Finance and Principal Accounting Officer at PDL BioPharma, Inc. From 2005 to 2009, Ms. Wilson served as a principal at the consulting firm Wilson Crisler LLC. Previously, from 2001 to 2004, she was Chief Financial Officer of ViroLogic, Inc. Prior to joining ViroLogic, Ms. Wilson served as Chief Financial Officer and Vice President of Operations for Novare Surgical Systems, Inc. from 1999 to 2001. Prior to 1999, Ms. Wilson worked for Deloitte & Touche LLP for ten years, serving clients in both the medical and technology fields. Ms. Wilson is a Certified Public Accountant (inactive) in the State of California and received a B.S. in Business from the University of California, Berkeley.

Upon consummation of the Merger, the Company adopted and assumed the Jazz Pharmaceuticals 2003 Equity Incentive Plan, 2007 Equity Incentive Plan, 2007 Employee Stock Purchase Plan and 2011 Equity Incentive Plan and certain options, purchase rights and phantom shares outstanding under such plans and assumed the Jazz Pharmaceuticals Severance Benefit Plan and Amended and Restated Executive Change in Control and Severance Benefit Plan. These newly appointed officers will be entitled to participate in such plans. A description of such plans is incorporated by reference to the disclosures under the headings “Executive Compensation—Description of Compensation Arrangements,” “Approval of the Jazz Pharmaceuticals, Inc. 2011 Equity Incentive Plan—Description of the 2011 Equity Plan” and “Approval of the Amendment and Restatement of the Jazz Pharmaceuticals, Inc. 2007 Employee Stock Purchase Plan—Description of the Amended ESPP” in the Proxy Statement/Prospectus. For a description of the amounts payable to these officers under such plans, refer to the disclosure under the heading “Executive Compensation—Potential Payments upon Termination or Change of Control” in the Proxy Statement/Prospectus, which is hereby incorporated by reference.

Election of New Directors

Effective upon consummation of the Merger on January 18, 2012, the following individuals were elected to the Company’s board of directors: Bryan C. Cressey, Kenneth W. O’Keefe and Alan M. Sebulsky have been appointed as Class I directors, whose terms expire at the 2012 annual meeting of shareholders; Paul L. Berns and Patrick G. Enright have been appointed as Class II directors, whose terms expire at the 2013 annual meeting of shareholders; and Mr. Cozadd and Rick E Winningham have been appointed as Class III directors, whose terms expire at the 2014 annual meeting of shareholders. In addition, James C. Momtazee has been appointed as a Class III director, such appointment effective on January 19, 2012. Mr. Mulligan, who remains a member of the board of directors, has been appointed as a Class II director.

The compensation committee of the board of directors is comprised of Mr. Berns, as chair, Mr. Enright and Mr. Winningham; the audit committee of the board of directors is comprised of Mr. O’Keefe, as chair, Mr. Enright and Mr. Sebulsky; and the nominating and corporate governance committee of the board of directors is comprised of Mr. Berns and, upon his appointment to the board of directors taking effect, Mr. Momtazee, as chair.

Upon consummation of the Merger, the Company adopted and assumed the Amended and Restated Directors Deferred Compensation Plan and the Amended and Restated 2007 Non-Employee Directors Stock Option Plan of Jazz Pharmaceuticals, and the non-employee directors of the Company will be entitled to participate in such plans. A description of such plans is incorporated by reference to the disclosures under the heading “Director Compensation” in the Proxy Statement/Prospectus.

The Company has established the following annual cash compensation for non-employee members of its board of directors as follows (payable on a full year basis for 2012, notwithstanding that the Merger was consummated after the beginning of the year):

Board member: $55,000

Audit Committee Chair: $25,000

Compensation Committee Chair: $22,500

Nominating Committee Chair: $20,000

Audit Committee member: $15,000

Compensation Committee member: $12,500

Nominating Committee member: $10,000

Item 5.05. Amendments to Registrant’s Code of Ethics.

On January 13, 2012, the Azur Pharma board of directors adopted, effective upon consummation of the Merger, a code of conduct that applies to the directors, officers and employees of the Company. The code of conduct is filed as Exhibit 14.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 8.01. Other Events.

Successor Issuer

In connection with the Merger and by operation of Rule 12g-3(a) promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Company is the successor issuer to Jazz Pharmaceuticals and has succeeded to the attributes of Jazz Pharmaceutical as the registrant, including Jazz Pharmaceuticals’ Commission file number. The Company’s ordinary shares are deemed to be registered under Section 12(b) of the Exchange Act, and the Company is subject to the informational requirements of the Exchange Act, and the rules and regulations promulgated thereunder, and will hereafter file reports and other information with the Commission using Jazz Pharmaceuticals’ Commission file number (001-33500). The Company hereby reports this succession in accordance with Rule 12g-3(f) under the Exchange Act.

The Company’s ordinary shares are listed on The NASDAQ Stock Market LLC and trade on the NASDAQ Global Select Market under the symbol “JAZZ”. The CUSIP number for the Company’s ordinary shares is G50871 105.

Section 16 Reporting

As previously disclosed, at the effective time of the Merger, each share of Jazz Pharmaceuticals stock was canceled and automatically converted into and became the right to receive one ordinary share of the Company. As a result, each director and officer (for purposes of Section 16 of the Exchange Act) of Jazz Pharmaceuticals is required to file a Form 4 evidencing the disposition of shares of Jazz Pharmaceuticals common stock, a Form 3 evidencing his or her status as a new director or officer of the Company and a Form 4 evidencing his or her acquisition of the same number of ordinary shares in the Company. No shares were sold into or purchased from the market in connection with the dispositions and acquisitions reflected on these Form 4s.

Item 9.01. Financial Statements and Exhibits.

Financial statements of businesses acquired

The financial statements of Jazz Pharmaceuticals as the business acquired are incorporated by reference to the following:

•

the audited consolidated financial statements of Jazz Pharmaceuticals contained on pages F-1 through F-27 of the Jazz Pharmaceuticals Annual Report on Form 10-K for the fiscal year ended December 31, 2010, filed with the SEC on March 8, 2011; and

•

the unaudited condensed financial statements of Jazz Pharmaceuticals contained in Item 1 of the Jazz Pharmaceuticals Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2011, filed with the SEC on November 8, 2011.

Pro forma financial information

The pro forma financial information for the Merger is incorporated by reference to the disclosures under the headings “Unaudited Pro Forma Combined Financial Data” and “Comparative Historical and Unaudited Pro Forma Per Share Data” in the Proxy Statement/Prospectus.

Exhibits

Exhibit Number	Description

2.1	Agreement and Plan of Merger and Reorganization, dated as of September 19, 2011, by and among Azur Pharma Limited (now known as Jazz Pharmaceuticals public limited company), Jaguar Merger Sub Inc., Jazz Pharmaceuticals, Inc. and Seamus Mulligan, solely in his capacity as the Indemnitors’ Representative (incorporated herein by reference to Exhibit 2.1 in the Current Report on Form 8-K (File No. 001-33500) of Jazz Pharmaceuticals, Inc. filed with the Commission on September 19, 2011).

2.2*	Letter Agreement, dated as of January 17, 2012, by and among Jazz Pharmaceuticals plc, Jaguar Merger Sub Inc. Jazz Pharmaceuticals, Inc. and Seamus Mulligan, solely in his capacity as the Indemnitors’ Representative.

3.1*	Memorandum and Articles of Association of Jazz Pharmaceuticals plc.

10.1*	Form of Indemnification Agreement to be entered into by and between Jazz Pharmaceuticals plc and certain of its directors, officers and employees.

10.2*	Registration Rights Agreement made as of January 13, 2012, by and among Azur Pharma Public Limited Company (now known as Jazz Pharmaceutical plc) and certain shareholders of Azur Pharma.

10.3*	Escrow Agreement made and entered into as of January 18, 2012, by and among Jazz Pharmaceuticals plc, Jazz Pharmaceuticals, Inc., Seamus Mulligan, solely in his capacity as Indemnitors’ Representative, and Deutsche Bank National Trust Association, as escrow agent.

14.1*	Code of Conduct of Jazz Pharmaceuticals plc.

16.1*	Letter of Ernst & Young LLP, dated January 18, 2012.

99.1*	Description of Jazz Pharmaceuticals plc Share Capital.

*	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JAZZ PHARMACEUTICALS PLC

By:	/s/ Bruce C. Cozadd
Name: Bruce C. Cozadd
Title: Chairman and Chief Executive Officer

Date: January 18, 2012

EXHIBIT INDEX

Exhibit Number	Description

2.1	Agreement and Plan of Merger and Reorganization, dated as of September 19, 2011, by and among Azur Pharma Limited (now known as Jazz Pharmaceuticals public limited company), Jaguar Merger Sub Inc., Jazz Pharmaceuticals, Inc. and Seamus Mulligan, solely in his capacity as the Indemnitors’ Representative (incorporated herein by reference to Exhibit 2.1 in the Current Report on Form 8-K (File No. 001-33500) of Jazz Pharmaceuticals, Inc. filed with the Commission on September 19, 2011).

2.2*	Letter Agreement, dated as of January 17, 2012, by and among Jazz Pharmaceuticals plc, Jaguar Merger Sub Inc. Jazz Pharmaceuticals, Inc. and Seamus Mulligan, solely in his capacity as the Indemnitors’ Representative.

3.1*	Memorandum and Articles of Association of Jazz Pharmaceuticals plc.

10.1*	Form of Indemnification Agreement to be entered into by and between Jazz Pharmaceuticals plc and certain of its directors, officers and employees.

10.2*	Registration Rights Agreement made as of January 13, 2012, by and among Azur Pharma Public Limited Company (now known as Jazz Pharmaceutical plc) and certain shareholders of Azur Pharma.

10.3*	Escrow Agreement made and entered into as of January 18, 2012, by and among Jazz Pharmaceuticals plc, Jazz Pharmaceuticals, Inc., Seamus Mulligan, solely in his capacity as Indemnitors’ Representative, and Deutsche Bank National Trust Association, as escrow agent.

14.1*	Code of Conduct of Jazz Pharmaceuticals plc.

16.1*	Letter of Ernst & Young LLP, dated January 18, 2012.

99.1*	Description of Jazz Pharmaceuticals plc Share Capital.

*	Filed herewith